Exhibit 99.1

Revolutionizing the treatment of Cystic Fibrosis through our unique BOLT Phage therapy platform Investor Presentation / Jan 2023

2 Safe Harbor Statement This presentation contains certain “forward - looking statements” within the meaning of the “safe harbor” provisions of the U . S . Private Securities Litigation Reform Act of 1995 . Forward - looking statements can be identified by words such as : “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . Forward - looking statements are neither historical facts nor assurances of future performance . Instead, they are based only on BiomX management’s current beliefs, expectations and assumptions . For example, w hen we discuss our expectations regarding the sufficiency of our cash runway until at least the middle of 2024 , the ability of our products to address unmet medical needs, the design, aim, expected timing and results of our preclinical and clinical trials and studies, including delay of certain development programs, our pipeline, our ability to quickly generate clinical proof of concept in patients, the potential safety or efficacy of BX 004 and the expected timing of data for Part 2 of our Phase 1 b/ 2 a trial of BX 004 and the advantages of our BOLT platform we are making forward - looking statements . Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control . Actual results and outcomes may differ materially from those indicated in the forward - looking statements . Therefore, you should not rely on any of these forward - looking statements . You should review additional disclosures we make in our filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www . sec . gov . Except as required by law, we are under no duty to (and expressly disclaim any such obligation to) update or revise any of the forward - looking statements, whether as a result of new information, future events or otherwise .

3 Executive Summary Unmet need in cystic fibrosis • Improved treatment has shifted CF from being a disease of childhood to a disease of adulthood. As patients age, Pseudomonas aeruginosa (PsA) lung infections become the leading cause of morbidity and mortality. • Prolonged antibiotic treatments lead to significant resistance, creating a large unmet need - a n estimated 17,000 CF patients in the US and Western Europe with chronic PsA infections 1 . BX004 – our lead program • BX004,our proprietary phage cocktail, has the potential to treat CF patients with chronic resistant PsA lung infections, providing a significant potential commercial opportunity of > $1 billion 2 . • Part 1 readout of our Phase 1b/2a study - evaluating both safety and efficacy of BX004 - targeting CF patients with chronic PsA infections expected in Q1 2023, and part 2 readout in Q3 2023. Study design in collaboration with the CF Foundation. Our Bolt phage technology • Our proprietary BOLT phage technology platform - which is based on advanced machine learning – was used to design the BX004 phage cocktail that in vitro overcomes antibiotic resistance, biofilms and other bacterial defense systems. • Publicly traded ( NYSE American:PHGE ). • $41.5 million cash and cash equivalents as of September 30, 2022. Expected cash runway until at least middle of 2024. • Backed by prominent biotech investors such as Orbimed, Johnson & Johnson and the CF Foundation. Financing and investors 1. See slides 11 and 12 2. See slide 22

4 Strong leadership and scientific team Management Jonathan Solomon - Chief Executive Officer, Director • Former co - Founder and CEO Proclara Merav Bassan, PhD - Chief Development Officer • 20 years drug and clinical development at Teva Assaf Oron - Chief Business Officer • Former EVP business development at Evogene Marina Wolfson, CPA - Chief Financial Officer • Former Bioview , E&Y Inbal Benjamini - Elran – Chief HR Officer • Former HR roles at Teva and Herzog Law Board of Directors Russell Greig, PhD - Chairman of the Board • Former president of GSK Pharma International & SR one, GSK corporate venture group Scientific Team Prof. Rotem Sorek • Head of microbial g enomics group at Weizmann Institute • P hage genomics and CRISPR research Prof. Timothy K. Lu • Associate professor leading synthetic biology group, MIT • Synthetic biology, biochemical engineering Prof. Eran Elinav • Principal investigator at Weizmann Institute • Immune system and intestinal microbiome interactions Prof. Eitan Kerem • Former Chairman of Pediatric Pulmonology Unit , Hadassah Medical Center • World leader in CF care and research Alan Moses, MD - Director • Former Global Chief Medical Officer of Novo Nordisk Lynne Sullivan - Director • Former Senior Vice President of Finance for Biogen

CYSTIC FIBROSIS The Unmet Need

6 CF is an inherited disease caused by a mutation on the CFTR protein • The CFTR protein is present on epithelial cells throughout the body. It is a chloride ion channel involved in maintaining wat er and ion homeostasis on cell surfaces • The disease causes severe damage to the lungs, digestive system and other organs with > 80% of deaths from respiratory failure • 105K individuals are estimated to live with CF worldwide, with 33k in the US alone ■ Light blue – periciliary layer ■ Green – mucus layer In CF lungs, mutations cause thick and sticky mucus that provides environment for bacteria to infect and propagate. In the less hydrated periciliary layer, the cilia are flattened and the ability to clear bacterial infection reduced. CF Foundation estimates across 94 countries ( https://www.cff.org/intro - cf/about - cystic - fibrosis ) Plackett , Nature 2020 Gibson et al., 2003; Stuart et al., 2010 Normal (left) and abnormal CFTR proteins (right)

7 Declining incidence is offset by increased survival through improved treatment resulting in CF being shifted from being a disease of childhood to being a disease of adulthood > 50 years 2022 2011 37.9 years 2016 42.6 years Improvements driven by introduction of life - changing medicines PREDICTED MEDIAN SURVIVAL AT BIRTH CFF 2021 patient registry annual data report , NACFC (North American CF Conference) Oct. 2021 plenary session

8 From the patient perspective, CF treatment is complex and requires a high degree of adherence to schedules and treatment • Daily treatment burden for adults includes 7 daily medications, from CF antibiotics that are inhaled or IV to oral CFTR modul ato rs that are designed to correct the malfunctioning protein made by the CFTR gene • Trikafta , the main CF drug combination used today, costs ~$300K annually per patient in the US, while a lung transplant costs - $1M • The global CF therapeutic market was estimated at $10 billion in 2021 Pancreatic enzyme replacement Chest physiotherapy Dietary and vitamin supplements Daily medical treatments Respiratory medications High Treatment Burden COMPLEXITY OF CF TREATMENT • Inhaled antibiotics (e.g. Tobramycin) • Inhalations to improve mucociliary clearance (e.g. Pulmozyme ) • CFTR modulators ( Trikafta ) • Anti inflammatory (e.g. Azithromycin) • Treatment of complications (drugs for diabetes or liver disease, osteoporosis) CFF 2021 patient registry annual data report 2021 market size based on Vertex earnings, Cystic Fibrosis Therapeutics Market and Forecast 2020 - 2027 report ( iHealthcaseAnalyst )

9 PsA forms biofilm patches in the lungs 2 PsA colonization associated with lower FEV1 at all ages 1 Pseudomonas aeruginosa ( PsA ) bacteria are associated with decreased lung function (FEV1) and damaged lung epithelium Age FEV1 PsA bacteria and biofilm lead to persistent inflammation causing tissue damage and eventually necrosis of lung tissue 1. Kerem et al., ECFS unpublished data, 2013 2. Bjarnshol at al., Trends in Microbiology 2013 Maya - Add image of biofilm formation by PsA in the lungs Check biofilm pathogenicity Arrows show aggregates of PsA ( red ) within biofilm patches and surrounded by Inflammatory cells ( Blue )

10 Antibiotics were effective 2 decades ago in treating PsA infections Tobramycin showed (study conducted 1995 - 96) up to 2.2 log bacterial reduction and 8 - 12% FEV1 improvement (compared to placebo) Phase 3 Efficacy and Safety Study of Tobramycin Inhaled Solution (1995 - 96)* Change in Density of P. aeruginosa (log 10 CFU/g of sputum) Over the last 2 decades, with the rise of antibiotic resistance, benefits of inhaled antibiotics have diminished *n=520; 52% >18 yrs ; treated in 28 day on/off cycles B.W. Ramsey et al., (N Engl J Med 1999;340:23 - 30. Change in FEV, (% of predicted value) Week Week

11 Phases of P. aeruginosa infection in CF 2 Antibiotics Antibiotics Antibiotics Antibiotics Antibiotics Initial Intermittent Chronic Clonal selection Biofilm formation Genotype/phenotypic adaptation Infancy Childhood Adolescence / Adulthood Limit of detection P. aeruginosa density in sputum Chronic PsA infections have become a persistent problem due to antibiotic resistance driving morbidity and mortality in CF • Chronic pulmonary infections and the resulting robust but ineffective inflammatory response, culminating in respiratory failu re, are the primary causes of death in CF patients • After prolonged and repeated antibiotic courses, increased resistance to antibiotics has lowered efficacy, creating a large u nme t need for CF patients suffering from Chronic PsA - Estimated at 17,000 patients in the US and Western Europe 1 Lack of antibiotic efficacy driven by: 1. PsA strains with multidrug resistance (MDR) 2. Formation of biofilm => making infection harder to treat 1. CFF Annual Data Report 2019, ECFS patient registry report, 2020 2. Nicole M. Bouvier et al., 2016

12 US Opportunity: Of an estimated 14.6K CF patients who cultured positive for PsA (2019), ~9.4K (65%) were not successfully treated with antibiotics CFF Annual Data Report 2019 16.5% Intermittent PA 27.7% Chronic PA 2.4% Not Cultured PsA Status (of 33,000 prevalent cases in 2019, US) Of Cultured Positive for PsA 75% 25% Successfully Treated with Antibiotics? 75% 25% Yes No 12% 88% Yes No Unsuccessfully Treated PsA cases (almost all over age 6) 44.2% Cultured Positive 32.5% Cultured Negative (previously positive) 20.9% Never Cultured Positive 1,361 8,044 Total 9,405 In the US alone, over 8,000 CF patient with chronic PsA infections not successfully treated with antibiotics

13 BX004 – BiomX’s proprietary phage cocktail targeting PsA has the potential to treat CF patients with chronic PsA lung infections • Product – Proprietary phage cocktail targeting PsA • Patient population – CF patients with chronic PsA lung infections • Delivery – Nebulized • Key features – Potentially effective on antibiotic resistant strains, enables breakdown of biofilm • Potential impact: • Suppression/eradication of PsA (CFU in sputum) • Improved lung function ( FEV1) • Fewer exacerbations, hospitalizations • Increased efficacy of antibiotic treatment • Reduce oral, inhaled and IV antibiotic treatments BX004

Intro To PHAGE

15 Each phage binds only to specific bacterial strains 1. SPECIFIC Phage: Nature ’ s precision tool to target bacteria Kortright et al. (2019), Cell Host & Microbe Lysin proteins burst bacterial cell wall from within 2. KILLING MECHANISM ORTHOGONAL TO ANTIBIOTICS Phage components multiply and assemble within bacterial cell 4 . AMPLIFY 100s of compassionate use cases with no significant side effects to date 5 . SAFETY PROFILE Phage can breakdown biofilm (a polysaccharide mesh secreted by bacteria) 3. BREAKDOWN BIOFILM

16 Key challenges in developing phage therapies • Host range - Narrow specificity to a subset of bacterial strains • Resistance - Bacterial defense systems (e.g. CRISPR) • CMC – Manufacturing (e.g. purity, stability) And many other considerations • Phage titer • Biofilm breakdown • Absence of toxic genes • Other Phagoburn study The Lancet, inf..Dis. 2019 Jan; 19 (1): 35 - 45 .doi: 10.1016 /S 1473 - 3099 (18) 30482 - 1 . Nestle study: E.BioMedicine 2016 Jan 5 ; 4:124 - 37 . doi: 10.1016 /j.ebiom. 2015.12.023 . Patterson case: Antimicrob Agents Chemother 2017 Sep 22 ; 61 (10):e 00954 - 17 . doi: 10.1128 /AAC. 00954 - 17 .

17 The BiomX platform addresses the key challenges in phage therapy development Data ( bacteria+phage ) 0 0.2 0.4 0.6 0.8 0 10 20 Public sources BiomX proprietary Machine learning & validation Optimize cocktail for: • Host range • Resistance In - silico profiling Phage - Bacteria Receptor analysis: Optimized phage cocktail CMC State of the art in - house GMP facility • DS scale – 18 - 40L Bioreactor/batch • Advanced formulations – oral, topical, inhaled • Computational characterization for contaminants • Synthetic biology of hosts for purity Optimized phage cocktail Big data Machine learning Prediction & validation Sequencing, clustering, undesirable genes, taxonomy, Defense systems, prophage, lysogeny, mobile elements GMP grade material

BX004

19 Numerous compassionate treatments of CF patients with phage provide strong rationale for the development of BX004 Results demonstrate the potential to decrease bacterial burden and improve clinical outcome • Indication - P. aeruginosa AMR lung infections • Location – 8 Yale University, 2 Georgia, 1 San - Diego • Administration – 10 nebulized, 1 IV phage Yale cases: • eIND path for 8 CF patients • Nebulized phage • 7 - 10 days, single or multiple rounds • Post phage therapy P. aeruginosa CFU titers decreased significantly (2.2 ± 0.76 log reduction) • Outcome - FEV1% increased in a range of 0 to 8.9% 11 CF patients treated for P. aeruginosa 1 - 4 • Indication - Non - tuberculous Mycobacterium infections. Lung infections in all CF patients • Location – San Diego (UCSD) • Administration – 20 IV, certain patient also received nebulized/topical/ other routes UCSD cases: • eIND path for all patients • IV phage (+ additional nebulized phage for certain patients) • Twice daily for ~6 months (though a favorable outcome required improvement within 8 weeks) • Outcome - Favorable clinical or microbiological responses in 11/20 patients (for 5 patients infection resolved) 14 CF patients treated for Mycobacterium (20 patient total) 5 1. Kutateladze et al., 2008 2. Kvachadze et al., 2011 3. Law et al., 2019 4. Stanley et al., 2020 5. Dedrick et al. 2022

20 BX004 has demonstrated in vitro penetration of biofilm and activity on antibiotic resistant PsA strains BX004 penetrates biofilm in vitro BX004 was active in killing all 96 strains described below displaying multiple antibiotic resistant genes BX 004 active in vitro on antibiotic resistant PsA strains **p - value <0.001 Bacterial count Colony forming units / well Control BX004 Biofilm was grown from PsA for 24 hours and then treated with BX004 for 6 hours (control - untreated wells). Treatment with antibiotics not shown Crystal violet – Used for biomass staining of biofilm. Staining substantially reduced following treatment with BX004 Strains of PsA (n=96) Present Absent Presence/absence of known genes conferring antibiotic resistance BiomX internal results

21 Phase 1b/2a study targeting PsA – Part 2 readout expect in 3Q 2023 Objectives • Safety , PK and microbiologic / clinical activity Endpoints • Safety and tolerability • Decrease in PsA burden • Sputum pharmacokinetics • FEV1 ( forced expiratory volume) • CFQ - R (CF Questionnaire - Revised ) and CRISS Study Population • CF patients with chronic PsA infection 9 Subjects • 7 received nebulized BX004 phage therapy • 2 received nebulized placebo • 7 days duration (3 ascending , 4 multiple dosing ) Key Design Features • Single ascending dose followed by multiple doses Phase 1b/2a – Part 1 (actual n=9) Objectives • Safety and efficacy Endpoints • Safety and tolerability • Decrease in PsA burden • Sputum pharmacokinetics • FEV1 (forced expiratory volume) • CFQ - R (CF Questionnaire - Revised) and CRISS Study Population • CF patients with chronic PsA infection At least 24 subjects • 16 receive nebulized BX004 phage therapy • 8 receive nebulized placebo • 2:1 randomization • 10 days duration of treatment Phase 1b/2a – Part 2 (planned n=24) Data expected 3 Q 2023 Study design informed by input from the CF Foundation Completed

22 BX004 Placebo n 7 2 Mean (SD) - 1.42 (1.03) - 0.28 (0.13) Max, Min - 3.27, - 0.37 - 0.37, - 0.18 Phase 1 b/ 2 a Part 1 results: Mean PsA CFU reduction at Day 15 (compared to Baseline): - 1.42 log (BX 004 ) vs. - 0.28 log (Placebo)

23 Phase 1b/2a Part 1 – Additional results highlights • No safety events related to treatment with BX 004 • Mean P. aeruginosa CFU reduction at Day 15 (compared to Baseline): - 1.42 log 10 CFU/g (BX 004 ) compared to - 0.28 log 10 CFU /g (placebo) on top of standard of care inhaled antibiotics • Phage were detected in all patients treated with BX 004 during dosing period, including, in several patients, up to Day 15 (one week after end of therapy). No phage were detected in patients receiving placebo • Among BX 004 treated patients, there was no emerging resistance to BX 004 during or after treatment • As expected, likely due to short course of therapy, no effect on % predicted FEV 1 The Phase 1 b/ 2 a clinical trial is the first reported double blind placebo - controlled study evaluating a cocktail - based phage product to show notable reductions in bacterial burden in cystic fibrosis

24 BX004 provides significant commercial opportunity, potentially commanding a market > $1 billion BX004 References/Comments Patient population (US) ~8,000 Number of CF patients with chronic PsA infections 1 Potential effect on PsA CFU in lungs Suppression/eradication of PsA (CFU in sputum) Magnitude observed under Tobramycin Phase 3 study was ~1.5 - 2 log 2 Potential impact on lungs Improved lung function ( FEV1) Magnitude observed under Tobramycin Phase 3 study was 8 - 12% 2 Potential pricing in the US $100K - $120K annually per patient Benchmarks (cost annually per patient): Trikafta : $300K, alternating antibiotics treatment, Tobi Podhaler and Cayston solution: $80K, Arikayce for MAC: $100 - 120K 3 Market potential ~$1 Billion in the US alone (worldwide $1.6 billion) 4 US patient population times potential pricing 1. CFF 2019 Patient Registry Annual Data Report 2. See previous slide on Tobramycin study 3. Trikafta and Arikayce – Publicly announced pricing, First Databank, Jan. 8, 2021, public pricing information. for alternating Tobi Podhaler and Cayston solution assumes 65% compliance 4. Assumes rest of the world outside US comprises 40% of total market. Based on current distribution in CF therapeutic market ( i Vertex annual report, Cystic Fibrosis Therapeutics Market and Forecast 2020 - 2027 report ( iHealthcaseAnalyst )

25 Regulatory path for BX004 FDA, NIH, NIAID joint workshop (2017): “ Bacteriophage Therapy: Scientific and Regulatory Issues Public Workshop ” (https://www.fda.gov/media/ 108025 /download) Principi N, Silvestri E and Esposito S. Advantages and Limitations of Bacteriophages for the Treatment of Bacterial Infections. Front Pharmacol . 2019 May 8 ; 10:513 . According to FDA guidance under BiomX pre - IND and IND: • Phage are inert to mammalian cells => considered safe if lytic, do not carry virulent genes and have no generalized transduct ion . Accordingly: • No need for GLP general toxicology studies • No need for healthy volunteer clinical studies (conducted in target carrier population) • Phage in cocktail may be exchanged during development provided adequate characterization According to public communications from the FDA: • No regulatory hurdles for engineered synthetic phage aimed at improving intrinsic characteristics • Potentially allows development of personalized therapies based on a dynamic phage library using an approved manufacturing platform BX004 is potentially eligible for expedited programs/designations: Breakthrough, Priority review, Fast track designation, Accelerated approval, ODD

26 IP protection of phage cocktails CORE IP APPLICATIONS: Natural phage cocktails • Composition claims on combinations of phage in cocktail/s based on additive/synergistic effects (e.g. combinations of phage avoiding development of resistance due to multiple MOAs) • Method claims for use of the combinations against the infecting bacteria Synthetic phage cocktails • Composition claims on new synthetic matter on each specific synthetic phage and the phage combination of the cocktail (e.g. a synthetic phage where a heterologous gene was added conferring traits, such as improved biofilm breakdown capabilities) SUPPLEMENT IP APPLICATIONS: • Claim product aspects invented in later product development such as effective formulations, delivery device features, manufacturing methods, synthetic engineering of manufacturing host or other + new gene (payload) Novel combination of natural phage Synthetically engineered phage

PIPELINE

28 end to end platform allows entering clinical POC within 12 - 18 months 1. Strong safety profile of naturally occurring phage supported by regulatory feedback allows proceeding to Phase 1/2 studies wi tho ut preclinical safety studies or Phase 1 studies in healthy volunteers. 2. In certain indications the length of entering clinical validation may be longer depending on indication, identity of target b act eria and other factors. 3. Usually, we would develop an optimized phage therapy, which is comprised of several phage (a phage cocktail) optimized to add res s multiple characteristics such as bacterial host range, emergence of resistance and other factors. In some cases, we may alt ern atively develop personalized phage cocktails tailored to target specific strain/s of a given patient. We may complete a clinical POC by treating multiple patients with either an optimized phage cocktail or personalized cocktails Target Bacteria Target Validation Phage Synthetic Engineering (optional) Cocktail Optimization Discovery & Characterization Manufacturing & Formulation PHAGE THERAPY 3 Clinical testing Entering clinical POC in patients within 12 - 18 months 1,2 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Traditional pharma drug development Phage therapy Discovery CMC Tox Phase 1 Phase 2 Phage cocktail Phase 1/2

29 Pipeline Phage discovery Preclinical Phase I Phase II Phase III Product Candidates Cystic fibrosis • BX004 Atopic dermatitis • BX005* * On May 24, 2022, we announced that we plan to prioritize the CF program and delay the AD program.

30 Other potential indications • Condition – Chronic infections in patients who underwent hip or knee joint replacement • Cause - Bacterial infection surrounding joint implant (main bacteria – Staphylococcus aureus , Staphylococcus epidermidis ) • Patient population (2030 est.) – Cases of revision surgeries with S. aureus/S. epidermidis: 30K annually in US 2 • Existing treatment – Primarily revision surgery • Unmet need – Primarily : avoid a complex and expensive revision surgery . Secondary : Treat patients not suitable for revision surgery • Proposed phage product – A phage cocktail targeting infecting bacteria ( S. aureus , S. epidermidis ), delivered by a local injection and/or during a DAIR procedure Prosthetic Joint Infections (PJI) 1 • Condition - A rare, progressive & chronic condition • Cause - Mycobacterium avium complex (MAC) lung infection • Patient population ( 2022 est.) – Estimated Number of MAC lung disease patients refractory to treatment (US): 15,000 3 • Existing treatment – Arikayce , other standard antibiotic therapy with up to 29% success rate 4 . • Unmet need – Treatment with higher success rates and/or reduced adverse effects . • Proposed phage product – An oral/ inhaled phage cocktail targeting MAC M. avium complex (MAC) 1 1. Potential indications are for illustrative purposes only. Potential indications referred to on this slide are at a preliminar y s tage and subject to further evaluation. 2. Integration of data including from 10.3390/jcm8050673, 10.1186/s13018 - 021 - 02850 - 3, 10.3390/diagnostics12071654 and 10.1016/j.arth.2020.02.030 , 10.3899/jrheum.170990 and AAOS annual report 2022. 3. Internal analysis, Q1 2023, BiomX Inc. [doi:10.1513/AnnalsATS.201804 - 236OC; 10.1513/AnnalsATS.201611 - 860OC; 10.1378/chest.13 - 253 8]; Insmed Form10 - K, 2021 4. Success d efined as culture converted by Month 6 (at least 3 consecutive monthly negative sputum cultures), https://www.arikaycehcp.com/culture - conversion// DAIR: Debridement, Antibiotics, Implant Retention

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